SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 3,2000
                                                          -------------

                             Ameri-can Railway Systems, Inc.
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             (Exact name of registrant as specified in its charter)

    New Hampshire                 000-25967            14-1805077
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(State or other jurisdiction    (Commission           (IRS Employer
 of incorporation)               File Number)         Identification No.)


               100 Walnut Street, Champlain, New York 12919
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                    (Address of principal executive offices)

          Registrant's telephone number, including area code:
                         (518) 298-2042
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


                                 ITEM 5.

                              OTHER EVENTS

                               Name Change

      On April 3rd, 2000 the Corporation filed a notice of amendment to its Certificate of Incorporation with the State of New Hampshire that changed the name of the Corporation from "Ameri-can Railway Systems, Inc."

                                   to

                         " ARS NETWORKS, INC.";

      Further, in the future the Corporation will file all required reports under the name ARS NETWORKS, INC.




                              SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                             (Registrant)
                                        ARS NETWORKS INCORPORATED


                                        By: /s  Sydney A. Harland
                                           -----------------------------
                                             Sydney A. Harland
DATE:  April 3, 2000                         Chairman & CEO